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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                     0-19777                 22-3103129
      (State or other                                          (IRS Employer
     jurisdiction of                  (Commission              Identification
      incorporation)                   File Number)              Number)s

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on February 6, 2006 attached to and made part of this report, announcing fourth quarter (Q4) and 2005 year-end financial results. In addition, during its conference call today discussing the results, DUSA announced that it expects that sales of the Levulan(R) Kerastick(R) to Stiefel Laboratories, Inc. could be in the range of 300,00 - 500,000 units during the five years following launch by Stiefel.

Except for historical information, this report, including the news release, contains certain forward-looking statements that represent our current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These forward-looking statements relate to beliefs regarding fourth quarter results, intention to incorporate recent acne results into development plans, timing of the results of the photodamage clinical trial, timing of the closing of the pending merger, expectations for sales to Stiefel Laboratories, Inc. and beliefs relating to gross margins being dependent on volume. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, changing market and regulatory conditions, the clinical trial process, the ability to obtain competitive levels of reimbursement by third-party payors, the maintenance of our patent portfolio, foreign regulatory approvals, dependence on third-party manufacturers, the uncertainties of the litigation process, the ability to maintain our sales force, changes in our long and short term goals, fluctuations in the market price of the Company's common stock, unknown clinical trial results, the unknown sophistication of the security holders of Sirius Laboratories, and other risks and uncertainties identified in DUSA's Form 10-K for the year ended December 31, 2004.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

99       Press Release dated February 6, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DUSA PHARMACEUTICALS, INC.


Dated: February 6, 2006              By:      /s/ D. Geoffrey Shulman
                                         ----------------------------------
                                         D. Geoffrey Shulman, MD, FRCPC
                                         Chairman of the Board and Chief
                                         Executive Officer


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                                  EXHIBIT INDEX

99       Press Release dated February 6, 2006